UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 29, 2011

Kirby Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-7615	74-1884980
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

55 Waugh Drive, Suite 1000	77007
Houston, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

        On June 29, 2011, Kirby Corporation issued a press release announcing the preliminary results of elections by common unitholders of K-Sea Transportation Partners L.P. to receive cash or a combination of cash and Kirby common stock in the previously announced merger between K-Sea and a subsidiary of Kirby.  A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits
(c)       Exhibits:
99.1     Press release dated June 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIRBY CORPORATION
(Registrant)

By:	/s/ David W. Grzebinski
David W. Grzebinski
Executive Vice President
and Chief Financial Officer

Dated:  June 29, 2011

EXHIBIT INDEX

Exhibit 99.1	Press release dated June 29, 2011